SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 27, 2005

NEW JERSEY RESOURCES CORPORATION

(Exact name of registrant as specified in its charter)

New Jersey	1-8359	22-2376465
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1415 Wyckoff Road	07719
Wall, New Jersey	(Zip Code)
(Address of principal executive offices)

(732) 938-1480
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 — Results of Operations and Financial Condition

Item 2.02 Results of Operations and Financial Condition

On April 27, 2005, the Registrant issued a press release regarding its second quarter fiscal 2005 results. The Registrant is filing this press release as Exhibit 99.

Section 9 — Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

(a) (a) None.

(b) (b) None.

(c) (c) Exhibits:

Exhibit 99.01: Press Release dated April 27, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW JERSEY RESOURCES CORPORATION

Date: April 27, 2005	By:	/s/ Glenn C. Lockwood
Glenn C. Lockwood Senior Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit	Description
99.01:	Press Release Entitled: NJR REPORTS FISCAL YEAR-TO-DATE AND SECOND-QUARTER EARNINGS PER SHARE

NJR’s fiscal 2005 year-to-date earnings increase 8 percent over last year

NJR reports second-quarter 2005 basic earnings per share of $1.87

NJR is on track for 14th consecutive year of earnings growth